UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2018 (January 11, 2018)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.                                        Regulation FD Disclosure.

On January 16, 2018, Laureate Education, Inc. (the “Company”) made available certain preliminary enrollment results as of and for the fourth quarter and full year ended December 31, 2017. A copy of the preliminary enrollment results is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and the attached exhibit are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.                                        Other Events.

As previously reported, on November 22, 2017, LEI European Investments B.V., a Netherlands private limited company (the “Seller”), and Laureate International B.V., a Netherlands private limited company (the “Guarantor”), both of which are indirect wholly owned subsidiaries of the Company, entered into a Sale and Purchase Agreement (the “Agreement”) with Galileo Global Education Midco S.à R.L., a Luxembourg limited liability company (the “Purchaser”). The transaction closed on January 11, 2018, and the Seller received closing proceeds of approximately $280 million.  The Company intends to use substantially all of the proceeds from this transaction to repay indebtedness.

Forward-Looking Statements

This Current Report on Form 8-K and the attached Exhibit 99.1 include certain disclosures which contain “forward-looking statements” within the meaning of the U.S. federal securities laws, which involve risks and uncertainties.  You can identify forward-looking statements because they contain words such as “expect” or similar expressions that concern the Company’s strategy, plans or intentions.  Any statements we make relating to preliminary enrollment results is a forward-looking statement.  Forward-looking statements are based on the Company’s current expectations and assumptions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.  Important factors that could cause actual results to differ materially from the Company’s expectations are set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 under the caption “Risk Factors.”

Item 9.01                                           Financial Statements and Exhibits.

 (d)              Exhibits.

Exhibit No.	Description

99.1	Preliminary Enrollment Results

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

	By:	/s/ Adam C. Morse
Adam C. Morse
Senior Vice President, Corporate Finance, and Treasurer
Date: January 16, 2018

3